UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): January 16, 2009

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11655	22-2748248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Northpoint Parkway
West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On January 16, 2009, AARP notified HearUSA, Inc. (the “Company”) that AARP was extending the date for restructuring the royalty compensation provision of its License Agreement with the Company to February 23, 2009. The restructuring was contemplated by Amendment No. 1 to the AARP License Agreement, dated as of December 22, 2008 (the “Amendment”), disclosed by the Company on Form 8-K filed on December 23, 2008. Pursuant to the terms of the Amendment, the parties amended the License to eliminate the $7.6 million annual licensing payment provision of the agreement and agreed to negotiate a restructured royalty compensation by January 16, 2009 or such later date as decided by AARP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearUSA, Inc. (Registrant)

Date: January 16, 2009	By:	/s/ Stephen J. Hansbrough
Name: Stephen J. Hansbrough
Title: Chairman and Chief Executive Officer